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Exhibit 32.1

Certification of Annual Report

        I, Gerald McMahon, Chief Executive Officer of Poniard Pharmaceuticals, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  1.
  the Annual Report on Form 10-K for the Company for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2009	By:	/s/ GERALD MCMAHON Gerald McMahon Chief Executive Officer

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  Exhibit 32.1
Certification of Annual Report